Net result from services and commissions	12 Months Ended
Dec. 31, 2024
Fee and commission income (expense) [abstract]
Net result from services and commissions	Net revenues from services and commissions

	12/31/2024	12/31/2023	12/31/2022
Interchange	1,131,024	820,630	617,552
Commission and brokerage fees	785,976	536,580	523,889
Investments	124,128	90,772	67,433
Banking and credit operations	108,135	89,507	62,544
Other	90,813	69,945	18,059
Inter Loop (a)	(126,234)	(66,571)	—
Cashback expenses (b)	(360,562)	(236,482)	(321,438)
Total	1,753,280	1,304,382	968,039

(a)    This is a loyalty and rewards program offered by Banco Inter. Through this program, bank customers accumulate points in their transactions and financial operations and can exchange them for benefits, discounts, products or services; and
(b)     Refers to amounts paid to customers as an incentive to purchase or use products.